UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21885

ENCOMPASS FUNDS

 (Exact name of registrant as specified in charter)

1700 California Street, Suite 335, San Francisco, CA            94109

                                (Address of principal executive offices)                              (Zip code)

Malcolm H. Gissen
Encompass Funds
1700 California Street, Suite 335
San Francisco, CA 94109

(Name and address of agent for service)

Registrant's telephone number, including area code: (415) 749-6565

Date of fiscal year end: May 31

Date of reporting period: February 28, 2015

Item 1. Schedule of Investments.

Encompass Fund
		Schedule of Investments
	February 28, 2015 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS

Air Transportation, Scheduled
1,100	Alaska Air Group, Inc.	$ 70,015
1,200	Delta Air Lines, Inc.	53,424
		123,439	5.08%

Alternative/Renewable Energy Generation
1,019,415	Continental Energy Corp. * (Canada)	15,291	0.63%

Copper Mining & Processing
80,000	Chilean Metals Inc. * (Canada)	3,838
263,333	Chilean Metals Inc. * (Restricted) (Canada)	11,369
271,800	Redhawk Resources, Inc. * (Canada)	16,298
		31,505	1.30%

Gold Exploration & Mining
15,000	Atacama Pacific Gold Corp. * (Canada)	3,598
416,500	Brazil Resources Inc. * (Canada)	249,740
5,321	Comstock Mining, Inc. *	4,310
183,412	Endeavour Mining Corp. * (Canada)	87,981
75,000	Gold Standard Ventures Corp. * (Canada)	34,492
		380,121	15.67%

Gold & Silver Ores
14,000	Primero Mining Corp. * (Canada)	49,700	2.05%

Industrial Metals & Minerals
258,500	American Vanadium Corp. * (Canada)	18,600
790,000	Aztec Metals Corp. * ** (Restricted) (Canada)	31,600
500,000	Brades Resource Corp. * (Canada)	31,980
165,000	United States Antimony Corp. *	107,250
		189,430	7.80%

Iron Ore Development
41,800	Alderon Iron Ore Corp. * (Canada)	10,032	0.41%

Natural Gas Processing
2,278,400	GeoPetro Resources Company *	72,453	2.98%

Oil & Gas Exploration & Production
30,000	Canacol Energy Ltd. * (Canada)	66,677
57,000	Magnum Hunter Resources Corp. *	150,480
		217,157	8.94%

Oil & Gas Field Services
35,000	GreenHunter Resources, Inc. *	23,450	0.97%

Public Safety Technologies
1,500	TASER International, Inc. *	35,220	1.45%

Services - Management Consulting Services
193	Ashford Inc. *	26,636	1.10%

Silver Mining and Processing
75,000	Paramount Gold and Silver Corp. *	84,000
10,000	Silver Wheaton Corp. (Canada)	215,900
		299,900	12.35%

Surgical & Medical Instruments & Apparatus
937	Delcath Systems, Inc. *	1,190	0.05%

Solar Systems Operations & Financing
32,100	OneRoof Energy Group, Inc. * (Canada)	6,416	0.26%

Uranium Mining & Exploration
75,000	Fission Uranium Corp. * (Canada)	71,354
72,500	Uranium Energy Corp. *	105,125
		176,479	7.27%

Total for Common Stocks (Cost - $3,618,609)		1,658,419	68.31%

CONVERTIBLE NOTES
250,000	Continental Energy Corp., 18%, 9/30/2014 (Restricted) (Canada) ***	37,500
Total for Convertible Notes Securities (Cost - $250,000)		37,500	1.54%

EXCHANGE TRADED FUNDS
925	ProShares Ultra Nasdaq Biotechnology *	142,205
250	ProShares Ultra Technology	41,078
Total for Exchange Traded Funds (Cost - $73,052)		183,283	7.55%

PREFERRED STOCK
100	Comstock Mining Inc., 7.50% Series B Convertible Preferred	49,091
1,000	GreenHunter Resources, Inc. 10.00% Series C Convertible Preferred	20,360
3,700	Miller Energy Resources, Inc. 10.75% Series C Convertible Preferred	52,170
Total for Preferred Stock (Cost - $165,642)		121,621	5.01%

REAL ESTATE INVESTMENT TRUSTS
3,360	Ashford Hospitality Prime Inc.	54,667
16,800	Ashford Hospitality Trust Inc.	178,920
Total for Real Estate Investment Trusts (Cost - $125,109)		233,587	9.62%

WARRANTS
245,000	Aztec Metals Corp. * (Restricted) (expires 1-28-2017) (a)	-
125,000	Chilean Metals Inc. * (Restricted) (expires 6-11-2015) (b)	-
1,562,500	Continental Energy Corp. * (Restricted) (expires 12-31-2015) (c)	-
25,000	Estrella Intl. Energy Svs. Ltd. * (expires 6-25-2015) (d)	-
8,900	Magnum Hunter Resources Corp. * (Restricted) (expires 4-15-2016) (e)	-
800,000	Nortec Minerals Corp. * (expires 7-7-2015) (f)	-
Total for Warrants (Cost - $0)		-	0.00%

MONEY MARKET FUNDS
192,659	Fidelity Institutional Money Market Fund 59 0.02% +	192,659
Total for Money Market Funds (Cost - $192,659)		192,659	7.94%

	Total Investments	2,427,069	99.97%
	(Cost - $4,425,071)

	Other Assets in Excess of Liabilities	701	0.03%

	Net Assets	$ 2,427,770	100.00%

* Non-Income producing securities during the period.
** The value of the stock is determined based on the security’s last offering price and management’s understanding of the company’s current financial situation. Level 3 security. See Note 3.
*** The value of the Note is on an "as if converted" basis, based on the stock's market price from time to time (with a
50% restricted stock discount). That valuation method was put into effect on January 20, 2015, and continues. Level 3 security.
+ Variable rate security; the coupon rate shown represents the rate at February 28, 2015.
The accompanying notes are an integral part of these financial statements.
(a) Aztec Metals Corp. warrants expire January 28, 2017, with an exercise price of $0.075 Canadian.
(b) Chilean Metals Inc. warrants expire June 11, 2015, with a exercise price of $0.15 Canadian.
(c) Continental Energy Corp. warrants expire December 31, 2015, with an exercise price of $0.05.
(d) Estrella Intl. Energy Svs. Ltd. warrants expire June 25, 2015, with a exercise price of $150.00 Canadian.
(e) Magnum Hunter Resources Corp. warrants expire April 15, 2016, with an exercise price of $8.50.
(f) Nortec Minerals Corp. warrants expire July 7, 2015, with an exercise price of $0.20 Canadian.

NOTES TO FINANCIAL STATEMENTS

ENCOMPASS FUND

(Unaudited)

1.) SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of total investment securities owned at February 28, 2015 was $4,425,071. At February 28, 2015, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments (including open positions in written options) on a tax basis was as follows:

     Appreciation                 (Depreciation)               Net Appreciation (Depreciation)

       $685,797                     ($2,683,799)                              ($1,998,002)

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. To discourage large and frequent short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund imposed the redemption fee.

FOREIGN CURRENCY: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See note 4 for additional disclosure on options transactions.

RESTRICTED SECURITIES: The Fund held the following Restricted Securities at February 28, 2015, the sale of which are restricted. The investments have been valued by the Fund’s investment advisor (“Adviser”) pursuant to the Fund’s Good Faith Pricing Guidelines at the following unit prices, after considering various pertinent factors, including the discount to the trading price of the common stock at which the Units were purchased; the restrictions on the sale of the Units; and the market price of the stock relative to the exercise price of the warrant. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized and the difference could be material.

Restricted Security	Acquisition Date	Cost	Units	Fair Value per Unit	Fair Value
Aztec Metals Corp.	3/11/2010	$39,085	790,000	0.040	$31,600
Aztec Metals Corp. – Warrants	1/8/2010	0	245,000	0.000	0
Chilean Metals, Inc.	10/15/2013	22,982	263,333	0.043	11,369
Chilean Metals, Inc. -- Warrants	5/15/2014	0	125,000	0.000	0
Continental Energy Corp. *	9/19/2011	250,000	250,000	0.150	37,500
Continental Energy Corp. - Warrants	9/28/2011	0	1,562,500	0.000	0
Magnum Hunter Resources Corp. - Warrants	9/12/2013	0	8,900	0.000	0
					$80,469

* Convertible Note 18% 9/30/2014

The restricted securities represented 3.31% of the Fund’s net assets at February 28, 2015. The Fund has no right to require registration of unregistered securities.

SECURITY LOANS: The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks or institutional investors. The Fund would receive compensation in the form of fees, or it would retain a portion of interest on the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

SECURITY TRANSACTION TIMING: Security transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs taxable earnings and profits resulting in the excess portion of such distributions to be designated as a return on capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (relating to fiscal years May 31, 2012 – 2014), or expected to be taken on the Fund’s tax return for the fiscal year ended May 31, 2015. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SUBSEQUENT EVENTS: Management has evaluated the impact of all subsequent events on the Fund through the date the issuance of these financial statements and has noted no such events requiring disclosure.

3.) SECURITIES VALUATIONS

PROCESSES AND STRUCTURE: The Trust’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

In accordance with the Trust's Good Faith Pricing Guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

HIERARCHY OF FAIR VALUE INPUTS: The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common and preferred stocks, real estate investment trusts, warrants and exchange traded funds). Equity securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are not readily available are valued at their last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as a level 2. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees and are generally categorized in level 2 or level 3 of the fair value hierarchy.

Money Market Funds. Money Market Funds are valued using amortized cost, which approximates fair value. These securities will be categorized in level 1 of the fair value hierarchy.

Options. Option positions that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. To the extent these option positions are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. Lacking a last sale price, an option position, is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the option position. When a bid price is used for valuation or when the security is not actively traded, those securities are valued at their last bid price and are generally categorized in level 2 of the fair value hierarchy.

Fixed income securities (including convertible notes) Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of February 28, 2015:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$1,615,450	$11,369	$31,600	$1,658,419
Convertible Notes	0	0	37,500	37,500
Exchange Traded Funds	183,283	0	0	183,283
Preferred Stock	72,530	49,091	0	121,621
Real Estate Investment Trusts	233,587	0	0	233,587
Warrants	0	0	0	0
Money Market Funds	192,659	0	0	192,659
Total	$2,297,509	$60,460	$69,100	$2,427,069

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Securities acquired via private placement that have a holding period or an extended settlement period are typically valued at a discount to the same shares that are traded freely on the market. These discounts are determined by management’s experience with similar securities or situations.

The Fund’s assets assigned to level 3 input category are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities valued at level 3 have been valued based upon a market approach in which management assesses quantitative factors, which include, but are not limited to the last trade price, the last trade price of similar securities and financial condition of the underlying issuer, as well as qualitative factors, such as reputation of the underlying issuer. Management reviews the subsequent trading activity to determine if the valuation techniques used were reasonable. For additional information regarding the techniques used to value the Fund’s level 3 investments - Aztec Metals Corp. and Continental Energy Corp. Convertible Note - please see the Fund’s Schedule of Investments.

The following is a reconciliation of assets for which level 3 inputs were used in determining value during the three month period ended February 28, 2015:

Common Stock
Beginning balance at November 30, 2014	$181,225
Total Realized gain (loss)	0
Change in unrealized appreciation (depreciation)	(112,125)
Purchases	0
Sales	0
Net transfers in/out of level 3	0
Ending balance at February 28, 2015	$69,100

The total change in unrealized appreciation (depreciation) attributable to level 3 investments still held at February 28, 2015 is $112,125.

The following table shows transfers between level 1 and level 2 of the fair value hierarchy during the three month period ended February 28, 2015:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$-	$-	$-	$-

4.) OPTIONS TRANSACTIONS

The Fund did not engage in any options transactions during the three month period ended February 28, 2015. As of February 28, 2015 there were no offsetting arrangements of assets and liabilities for the Fund.

Item 2. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17CFR 270.30a-2(a)), are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENCOMPASS FUNDS

By: /s/Malcolm H. Gissen

       Malcolm H. Gissen

       President

Date:                4/27/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Malcolm H. Gissen

       Malcolm H. Gissen

       President

Date:                4/27/15

By: /s/Malcolm H. Gissen

       Malcolm H. Gissen

       Chief Financial Officer

Date:                4/27/15